                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     The undersigned, a director of ACE Limited, a Cayman Island company (the "Company"), hereby constitutes and appoints Brian Duperreault, Christopher Z. Marshall, Peter N. Mear and Keith P. White, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign a registration statement (the "Registration Statement") to effect the registration under the Securities Act of 1933, as amended (the "Act"), of securities of the Company and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Act) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.



 /s/ Brian Duperreault
___________________________________________  Chairman, President and Chief
     Brian Duperreault                       Executive Officer; Director


 /s/ Christopher Z. Marshall
___________________________________________  Chief Financial Officer (Principal
     Christopher Z. Marshall                 Financial and Accounting Officer)

 /s/ Donald Kramer
___________________________________________  Vice Chairman; Director
     Donald Kramer

 /s/ Michael G. Atieh
___________________________________________  Director
     Michael G. Atieh

 /s/ Bruce L. Crockett
___________________________________________  Director
     Bruce L. Crockett

 /s/ Jeffrey W. Greenberg
___________________________________________  Director
     Jeffrey W. Greenberg

 /s/ Meryl D. Hartzband
___________________________________________  Director
     Meryl D. Hartzband
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                                                     POWER OF ATTORNEY -- cont'd


 /s/ Robert M. Hernandez
___________________________________________  Director
     Robert M. Hernandez

 /s/ Peter Menikoff
___________________________________________  Director
     Peter Menikoff

 /s/ Thomas J. Neff
___________________________________________  Director
     Thomas J. Neff

 /s/ Glen M. Renfrew
___________________________________________  Director
     Glen M. Renfrew

 /s/ Walter A. Scott
___________________________________________  Director
     Walter A. Scott

 /s/ Dermot F. Smurfit
___________________________________________  Director
     Dermot F. Smurfit

 /s/ Robert W. Staley
___________________________________________  Director
     Robert W. Staley

 /s/ Gary M. Stuart
___________________________________________  Director
     Gary M. Stuart

 /s/ Sidney F. Wentz
___________________________________________  Director
     Sidney F. Wentz


Dated:  August 7, 1998